THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd"or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. (the "Plan Agent"), at (800) 852-4750. In addition, information on the Fund is now available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. In addition, since the Fund expects, if eligible, to make an election to treat the 10% Indian withholding tax (on income and capital gain distributions from the Unit Trust of India trust fund arrangement to the Fund) as paid by shareholders, the amount of such withholding tax will be included in the income of the Fund's shareholders, although the number of shares received under the Plan will be based on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------

----------------------------------------------------------------------
cash dividend amount distributed to other Fund shareholders not participating in the Plan. With certain limitations, Fund shareholders who are Plan participants may be able to credit such withholding tax against their tax liabilities on foreign source income.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the rights to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on September 30, 1999 and reconvened on October 21, 1999. Shareholders voted to elect Pierre Dinan, Uday Kumar Gujadhur, Thomas L. Hansberger, N.R. Narayana Murthy and Antoine W. Van Agtmael as Directors and ratified the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000. The shareholders also voted to approve the change of the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company and to approve the elimination of

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

the Fund's corresponding investment restriction regarding diversification. The resulting vote count for each proposal is listed below:

1.   Election of Directors:
     Pierre Dinan                For:                          4,774,478
                                 Withheld Authority:           1,499,523

     Uday Kumar Gujadhur         For:                          4,776,662
                                 Withheld Authority:           1,497,339

     Thomas L. Hansberger        For:                          4,768,415
                                 Withheld Authority:           1,505,586

     N.R. Narayana Murthy        For:                          4,776,784
                                 Withheld Authority:           1,497,217

     Antoine W. Van Agtmael      For:                          4,493,415
                                 Withheld Authority:           1,780,586

2. Ratification of appointment of PricewaterhouseCoopers LLP as the Fund's Independent Accountants:

                                 For:                          5,015,969
                                 Against:                         88,573
                                 Abstain:                      1,169,454
                                 No Vote:                              5

3. Approval to change the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company, and approve the elimination of the Fund's corresponding investment restriction regarding diversification.

                                 For:                          4,293,720
                                 Against:                      1,240,442
                                 Abstain:                         56,148
                                 No Vote:                        683,691

NEW DIRECTOR

Mr. Ishaat Hussain was elected by the Fund's Board of Directors as a Class I Director at a meeting held on January 24, 2000.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

                                                               February 10, 2000

Dear Shareholders:

The Indian economy grew 5.8% during the 1998-99 fiscal year (year ended March 31, 1999) and is expected to grow 6% in the current fiscal year (year ending March 31, 2000). With favorable rains during this year's monsoon season, the agriculture sector continues to experience strong growth. Industrial growth is anticipated to approximate 6 to 6.5% during the 1999-2000 fiscal year compared to 4% during the 1998-99 fiscal year. Performance of the cement, steel, and automobile industries remained strong during the eight month period ended November 30, 1999.

The balance of payment situation remains stable as the current account deficit is expected to be approximately 1.2% of gross domestic product ("GDP") for the 1999-2000 fiscal year compared to 1.0% in the 1998-99 fiscal year. Exports are expected to grow more than 8% during the 1999-2000 fiscal year. Foreign exchange reserves (excluding gold and special drawing rights) was $32 billion on December 31, 1999. The Indian rupee depreciated 2.81% during the period from April 1, 1999 through January 31, 2000. The annual inflation rate, as measured by the Wholesale Price Index ("WPI") is expected to be 3.5% for the 1999-2000 fiscal year. Due to the low rate of inflation, the government recently lowered interest rates on small savings (the Public Provident Fund, postal savings and time deposits, National Savings Scheme and National Savings Certificates) by one hundred basis points.

Indian company surveys indicate an improvement in the level of business confidence. One survey of 1,620 companies indicates that aggregate sales and profits-after-tax increased 25% and 23%, respectively, during the fiscal quarter ended December 31, 1999. The manufacturing sector contributed significantly to the growth in sales. Computer software and hardware companies experienced a 40% increase in sales and a 79% increase in profits-after-tax during the third quarter of the 1999-2000 fiscal year. The National Award for Excellence, sponsored by Unit Trust of India, was presented to Infosys Technologies Ltd.

The Indian stock market witnessed a bullish trend during the 12 month period ended December 31, 1999. The Bombay Stock Exchange Sensitive Index ("BSESI") increased 63.6% from 3,060 points on January 1, 1999 to 5,005 points on December 31, 1999. During this period, the S&P CNX 500 (a broad-based index) and the S&P CNX Information Technology Index increased 95% and 492%, respectively. Annual trading volumes increased significantly and stood at 133% of market capitalization for 1999. The estimated foreign institutional investor ("FII") investments was approximately $10 billion on January 31, 2000. Dematerialization (the process of converting shares from physical form to electronic form and lodging them with a depository) continues with shares of 705 companies (representing market capitalization of Rs. 7,718 billion) having been dematerialized as of February 5, 2000. As per the Securities Exchange Board of India's directives,

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------
rolling settlements have commenced in 10 scrips since January 10, 2000. It is anticipated that trading in Index-based derivatives is also likely to begin.

There is a strong demand for information technology, media and entertainment stocks. The software sector's income surpassed Rs. 100 billion in 1998-99 and is estimated to grow 50% during the 1999-2000 fiscal year. More than 150 of the Fortune 500 companies source software requirements from India. In dollar terms, software export earnings may exceed $4 billion in the 2000-01 fiscal year compared to $2.75 billion in the 1999-2000 fiscal year.

The Fund's investment strategy of continuing to invest in the information technology sector and increasing its investments in the media and entertainment sector has enhanced its performance. The Fund will continue to take advantage of the potential for growth in the Indian stock market by selecting stocks based on performance and future outlook.

In light of strong economic indicators and the Indian government's current agenda for further reforms, we believe the India Growth Fund Inc. continues to be an attractive investment opportunity.

Sincerely,

/s/ P.S. Subramanyam

P.S. Subramanyam
Chairman of the Board
& President

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The gross domestic product ("GDP") of India is estimated to grow 6% or more during the 1999-2000 fiscal year. GDP grew 5.8% during the 1998-99 fiscal year.

    - Industrial production increased 6.4% during the period from April 1 to November 30, 1999 compared to 3.6% during the corresponding period in 1998. The manufacturing sector was a major contributor to overall growth. Agriculture output is expected to increase 3% during the 1999-2000 fiscal year compared to 6.6% in the 1998-99 fiscal year.

    - One survey of 1,620 companies indicates an increase in sales and profits-after-tax of 25% and 23%, respectively, during the third quarter of the 1999-2000 fiscal year. The profit margin improvement may be attributable to better working capital management and cost control.

    - The Money Supply (M3) growth was 18% during the period from April 1 to September 30, 1999 compared to 17% during the period from April 1 to September 30, 1998. The annual inflation rate, as measured by the Wholesale Price Index ("WPI"), continued its steady decline during 1999 and decreased from 4.63% during the first week of April 1999 to 2.44% during the first week of December 1999. During the period April 1 to December 31, 1999, the inflation rate was below 3% for 25 weeks out of the 38 week period.

    - Due to a low inflation rate, the government lowered interest rates on small savings (the Public Provident Fund, postal savings and time deposits, National Savings Scheme and National Savings Certificates) by one hundred basis points. The high interest rates on small savings were impeding a reduction in bank deposit rates.

    - Export growth has experienced a resurgence after a two-year slowdown in global trade and a sharp currency depreciation in the Southeast Asian countries. Exports grew 12.4% during the period from April to October 1999. Export growth is expected to be 8% for the 1999-2000 fiscal year compared to a 4.6% increase and a 4.0% decline during the 1997-98 and 1998-99 fiscal years, respectively. Imports increased 6.8% during the period from April to October 1999 compared to 6.0% and 0.8% during the 1997-98 and 1998-99 fiscal years, respectively.

    - Foreign exchange reserves (excluding gold and special drawing rights) were estimated at $32 billion as of December 31, 1999 having increased $2.43 billion since March 1999. The rupee was fairly stable during 1999. On January 2, 1999, the currency exchange rate was Rs. 39.32 for 1 US $ and was Rs. 43.50 for 1 US $ on January 3, 2000.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The current account deficit is estimated to be less than 1.2% of the GDP in 1999-2000 compared to a deficit of 1% in the 1998-99 fiscal year. The balance of payment situation remained stable during the 1999-2000 fiscal year with an estimated net capital inflow of more than $8 billion and FII inflows estimated to be $2.5 billion (net outflow of $0.07 billion in 1998-99).

*Source: Centre for Monitoring Indian Economy ("CMIE"), Government of India Publication-Economic Survey and Central Statistical Organization

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - The Indian stock market witnessed a bullish trend during 1999 attributable to continued recovery in the Asian markets, signs of growth in the industrial sector and the international commodity cycle, India's commitment to reforms, the continued growth of the Indian information technology sector and the sustained interest of Foreign Institutional Investors ("FIIs") in Indian stocks.

    - The Bombay Stock Exchange Sensitive Index ("BSESI") increased 63.6% from 3,060 points on January 1, 1999 to 5,005 points on December 31, 1999. The BSE National Index ("BSENI") (100 stocks) increased 90% and the S&P CNX 500 (a broad-based index) increased 95%. Information technology stocks led this surge (S&P CNX Information Technology Index) with an increase of 492%.

    - Trading volumes on the BSESI and the BSENI increased substantially. The annual trading volume as a percentage of market capitalization was 133% during the 1998-99 fiscal year. FII investments in the India markets was approximately $10 billion on January 31, 2000 (representing more than 5% of the total market capitalization of the Indian stock market).

    - The net capital from the primary market was estimated to be Rs. 429 billion in the 1998-99 fiscal year, of which Rs. 115 billion was in the form of equity issues. During the period from April to October 1999, Rs. 290 billion was raised from the domestic primary markets, of which Rs. 179 billion was raised by private placements. In recent months, information technology issues and media companies with initial public offerings have received substantial subscriptions from retail and institutional investors.

    - Market sentiment received a boost from the passage of the Insurance Regulatory and Development Authority ("IRDA") bill. The IRDA determines the guidelines for entry of private sector insurance companies. The Indian Parliament also passed the Foreign Exchange Management Bill ("FEMA") and the Prevention of Money Laundering Bill to replace the Foreign Exchange Regulation Act of 1973. Rolling Settlement in 10 scrips began January 10, 2000 in the Indian markets and 140 scrips will be added to the list shortly. Scrips are selected based upon a number of criteria including a daily turnover of at least Rs. 10 million as well as whether they are on the government's list indicating conversion to dematerialized form to be necessary. The Securities Exchange Board of India has prescribed the rolling settlement to be on a T+5 basis (trade date plus five days).

    - The Indian economy is expected to grow 6% or more over the next few years. Government commitment to public sector undertakings and financial sector reforms, initiatives for infrastructure development and a push towards the information technology sector are expected to accelerate growth.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock
 Exchange ("BSE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report on Fund Performance
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUPEE NAV, $ NAV VS BOMBAY STOCK EXCHANGE SENSITIVE INDEX   RENAV    BSESI   NAV($)
DECEMBER 31, 1998 - DECEMBER 31, 1999
12/31/1998                                                 100.000  100.000  100.000
1/6/1999                                                   104.389  103.066  102.692
1/13/1999                                                  108.242  106.434  106.079
1/20/1999                                                  109.086  103.491  105.568
1/27/1999                                                  116.860  107.834  110.341
2/3/1999                                                   114.632  105.377  108.995
2/10/1999                                                  116.530  106.339  110.218
2/17/1999                                                  120.718  107.269  112.727
2/24/1999                                                  114.858  105.697  108.933
3/3/1999                                                   129.243  117.043  117.867
3/10/1999                                                  133.660  120.353  120.743
3/17/1999                                                  135.699  118.081  122.028
3/24/1999                                                  135.104  118.402  121.661
3/31/1999                                                  138.037  120.243  123.374
4/7/1999                                                   131.870  115.319  117.867
4/14/1999                                                  125.859  111.388  115.297
4/21/1999                                                  125.051  111.388  114.563
4/28/1999                                                  114.763  105.221  108.383
5/5/1999                                                   123.135  114.363  113.645
5/12/1999                                                  130.437  124.646  113.051
5/19/1999                                                  132.236  132.577  119.152
5/26/1999                                                  131.237  127.745  118.295
6/2/1999                                                   129.715  126.540  117.194
6/9/1999                                                   130.300  129.951  117.316
6/16/1999                                                  125.160  129.292  114.012
6/23/1999                                                  131.546  133.656  115.052
6/30/1999                                                  132.068  133.128  117.622
7/7/1999                                                   135.068  138.941  119.458
7/14/1999                                                  141.704  151.439  119.458
7/21/1999                                                  145.292  149.810  123.680
7/28/1999                                                  146.607  147.836  126.495
8/4/1999                                                   148.887  149.311  127.718
8/11/1999                                                  147.076  146.403  126.433
8/18/1999                                                  155.985  151.274  131.818
8/25/1999                                                  153.949  151.712  130.288
9/1/1999                                                   157.549  155.110  132.491
9/8/1999                                                   157.782  153.477  132.675
9/15/1999                                                  157.110  149.857  132.185
9/22/1999                                                  163.179  150.699  135.734
9/29/1999                                                  167.473  154.241  138.120
10/6/1999                                                  166.904  151.035  137.787
10/13/1999                                                 185.491  161.815  149.221
10/20/1999                                                 182.185  158.927  147.386
10/27/1999                                                 169.580  152.916  139.772
11/3/1999                                                  160.738  143.270  134.633
11/10/1999                                                 175.004  143.600  143.199
11/17/1999                                                 170.204  146.013  141.363
11/24/1999                                                 178.816  150.663  146.625
12/1/1999                                                  183.998  148.375  149.746
12/8/1999                                                  195.067  154.299  156.265
12/15/1999                                                 198.706  150.002  158.251
12/22/1999                                                 216.019  159.100  168.470
12/31/1999                                                 220.288  156.316  170.734

During the six months ended December 31, 1999, the Fund outperformed each of its benchmark indices. The Fund's rupee NAV outperformed the BSESI for the 1 month, 3 month, 6 month, 9 month and one year periods ended December 31, 1999. During the twelve month period ended December 31, 1999, the Fund's rupee NAV outperformed the BSESI by 62.8%, while the Fund's rupee NAV increased 123.7%. For the recent twelve month period ended February 2, 2000, the Fund's rupee NAV outperformed the BSESI by 63.7% with the rupee NAV increasing 1.53% since December 31, 1999.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Holdings -- December 31, 1999
---------------------------------------------------------

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
  1   Software Solutions Integrated Ltd. ...............            7.46%
  2   Mastek Ltd........................................            6.93
  3   Zee Telefilms Ltd. ...............................            6.22
  4   Satyam Computer Services Ltd. ....................            5.13
  5   Hero Honda Motors Ltd. ...........................            4.81
  6   Hindustan Lever Ltd. .............................            4.27
  7   NIIT Ltd. ........................................            4.15
  8   Infosys Technologies..............................            3.53
  9   ITC Ltd. .........................................            2.85
 10   DSQ Software Ltd. ................................            2.71
 11   Mahindra & Mahindra Ltd. .........................            2.62
 12   Sonata Software Ltd...............................            2.44
 13   Punjab Tractors Ltd. .............................            2.40
 14   InfoTech Enterprises Ltd. ........................            2.20
 15   SmithKline Beecham Consumer Healthcare Ltd........            2.15
 16   Silverline Industries Ltd. .......................            1.83
 17   Reliance Industries Ltd. .........................            1.76
 18   Cybertech Systems Ltd. ...........................            1.72
 19   Sun Pharmaceuticals Industries Ltd. ..............            1.68
 20   Goldstone Engineering Ltd. .......................            1.61
                                                                   -----
      Total.............................................           68.47%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1999 (unaudited)
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--107.41%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--107.31%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
ALUMINUM--1.04%
       50   Indian Aluminum Co. Ltd. .........................  $        102
1,583,270   National Aluminum Ltd. ...........................     2,302,111
                                                                ------------
                                                                   2,302,213
                                                                ------------
AQUACULTURE--0.00%
   89,900   Aqua Marine Foods Ltd.* #.........................            21
      100   King International Aqua Ltd.* #...................             0
                                                                ------------
                                                                          21
                                                                ------------
AUTOMOBILES & AUTO ANCILLARIES--10.28%
   75,325   Exide Industries Ltd. ............................       396,971
  411,579   Hero Honda Motors Ltd. ...........................    10,682,131
  601,596   Mahindra & Mahindra Ltd. .........................     5,808,513
  222,900   Punjab Tractors Ltd. .............................     5,324,492
  130,432   Tata Engineering & Locomotive Co. Ltd. ...........       602,686
                                                                ------------
                                                                  22,814,793
                                                                ------------
BANKS/FINANCIAL INSTITUTIONS--0.00%
      100   Industrial Finance Corp.+.........................            25
      100   Industrial Finance Corp. - Rights+................             0
                                                                ------------
                                                                          25
                                                                ------------
CEMENT--0.94%
    9,338   India Cements Ltd. ...............................        16,744
   12,940   Madras Cements Ltd. ..............................     2,075,383
                                                                ------------
                                                                   2,092,127
                                                                ------------
CERAMICS/GRANITES--0.00%
  454,850   Grapco Industries Ltd.* #.........................           105
                                                                ------------
CHEMICALS & DYES--0.25%
    4,665   Colour Chemicals Ltd. ............................       225,207
   10,000   Gujarat Gas Co. Ltd...............................       128,713
  150,450   Tata Chemicals Ltd................................       198,871
                                                                ------------
                                                                     552,791
                                                                ------------
COMPUTER HARDWARE--0.76%
   25,000   HCL Technology Ltd. #.............................       333,333
  115,300   Moser Baer India Ltd..............................       925,051
   12,900   PSI Data Systems Ltd..............................       439,757
                                                                ------------
                                                                   1,698,141
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
COMPUTER SOFTWARE--32.48%
   17,970   BFL Software Ltd..................................  $    458,958
   13,488   Cybertech Systems and Software Ltd................       359,060
  129,800   Cybertech Systems Ltd. ...........................     3,455,365
   20,000   Digital Equipment.................................       514,943
  314,100   DSQ Software Ltd. ................................     6,014,834
  683,600   Goldstone Engineering Ltd.........................     3,584,578
    6,000   Hughes Software System............................       573,331
   23,500   Infosys Technologies+.............................     7,842,112
  131,800   InfoTech Enterprises Ltd..........................     4,877,509
    3,550   Kale Consultants..................................        57,694
    1,700   Leading Edge Systems Ltd..........................        72,283
   73,500   Mastek Ltd. ......................................     7,782,045
   73,500   Mastek Ltd. (new shares) #........................     7,598,464
    7,800   Pentafour Software and Exports Ltd. ..............       239,559
   17,800   Pentafour Software and Exports Ltd. (new shares)
              #...............................................       552,823
   13,450   Polaris Software Lab Ltd. ........................       545,421
  168,500   R. S. Software (India) Ltd........................     2,011,735
   80,356   Satyam Computer Services Ltd. ....................     4,062,134
  143,578   Satyam Computer Services Ltd. (new shares) #......     7,318,187
  330,000   Shonkh Technologies #.............................       986,207
  218,000   Silverline Industries Ltd. .......................     4,059,561
  110,300   Sonata Software Ltd...............................     5,427,014
    4,000   Visualsoft India Ltd..............................       719,352
   50,250   Wilpro Ltd. ......................................     3,004,373
                                                                ------------
                                                                  72,117,542
                                                                ------------
COMPUTER TRAINING--12.14%
   27,600   Aptech Ltd........................................     1,121,131
  120,934   NIIT Ltd..........................................     9,217,534
  326,400   Software Solutions Integrated Ltd.................    16,563,112
   14,300   VJIL Consulting Ltd. .............................        60,487
                                                                ------------
                                                                  26,962,264
                                                                ------------
CONSUMER DURABLES--0.24%
   37,550   Mirc Electronics Ltd. ............................       342,007
  250,000   Polar Industries Ltd.*............................       179,023
      100   Titan Industries Ltd..............................           333
      400   VideoCon International Ltd. ......................           560
                                                                ------------
                                                                     521,923
                                                                ------------
CONSUMER PRODUCTS--5.82%
   29,900   Archies Greetings & Gifts Ltd. ...................       398,289
   29,900   Archies Greetings & Gifts Ltd. (new shares) #.....       398,289
       50   Colgate Palmolive India...........................           246
  183,218   Hindustan Lever Ltd...............................     9,476,793
    6,800   Indian Shaving Products Ltd.......................       262,574
   59,000   Marico Industries Ltd. ...........................       453,011
   52,457   Procter & Gamble India Ltd. ......................       826,047
1,152,100   Vashisti Detergents Ltd. .........................     1,111,048
                                                                ------------
                                                                  12,926,297
                                                                ------------
DIVERSIFIED--5.67%
  414,202   ITC Ltd. .........................................     6,332,054
  166,079   Larsen & Toubro Ltd...............................     2,122,375
  146,093   Raymond Ltd. .....................................       217,292
  727,533   Reliance Industries Ltd. .........................     3,908,608
      216   Sterlite Industries (India) Ltd. .................         1,654
                                                                ------------
                                                                  12,581,983
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (continued)
December 31, 1999 (unaudited)
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
ELECTRICALS--0.34%
   63,297   Siemens India Ltd. #..............................  $    743,267
   25,000   Solarson Industries Ltd.*.........................         2,816
                                                                ------------
                                                                     746,083
                                                                ------------
ENGINEERING--2.15%
  125,000   Bharat Heavy Electric Ltd.........................       603,448
   90,000   Cummins India Ltd.................................     1,183,448
  145,000   Growel Times Ltd.* #..............................            33
   25,400   Ingersoll Rand India Ltd..........................       228,892
  174,425   Thermax Ltd.......................................       549,940
  168,600   Wartsila Diesel India Ltd.........................       833,310
5,000,000   Welspun Syntex Ltd.*..............................     1,379,310
    1,650   Western Paques (India) Ltd.* #....................             0
                                                                ------------
                                                                   4,778,381
                                                                ------------
FERTILIZERS--1.15%
  112,850   Gujarat Narmada ..................................       127,378
   95,000   Hindustan Lever Chemicals Ltd. #..................     1,053,080
  940,950   Indo Gulf Corp. Ltd. .............................     1,362,755
                                                                ------------
                                                                   2,543,213
                                                                ------------
FINANCE & LEASING--0.85%
  120,000   Credit Rating Information Services of India
              Ltd.............................................     1,889,655
                                                                ------------
FOOD & AGRO PRODUCTS--3.25%
  727,000   Agritech Hatcheries & Foods Ltd.* #...............        22,562
  244,850   Nestle India Ltd..................................     2,420,356
  400,717   SmithKline Beecham Consumer Healthcare Ltd. ......     4,767,150
                                                                ------------
                                                                   7,210,068
                                                                ------------
HOTELS--1.07%
  368,525   EIH Ltd...........................................     1,694,368
   48,220   Hotel Leela Venture Ltd.- Warrants expire
              9/30/00*........................................        10,531
   93,358   Indian Hotels Co. Ltd. ...........................       680,333
                                                                ------------
                                                                   2,385,232
                                                                ------------
HOUSING & CONSTRUCTION--0.00%
   27,950   NCL Seccolor Ltd.* #..............................             6
                                                                ------------
IRON & STEEL--0.48%
  300,000   Asian Alloys Ltd.* ...............................        20,690
  421,000   Kanakdhara Steel Ltd.* #..........................            97
  251,464   Tata Iron & Steel.................................       818,559
1,000,000   Welspun Stahl Rohren Ltd.*........................       234,483
                                                                ------------
                                                                   1,073,829
                                                                ------------
MEDIA--8.01%
  118,700   Crest Communications Ltd..........................     1,390,291
   86,900   SRI Adhikari Bros. Telecommunications Network.....     2,574,637
  550,000   Zee Telefilms Ltd. ...............................    13,817,011
                                                                ------------
                                                                  17,781,939
                                                                ------------
PACKAGING--0.01%
  147,800   Ras Extrusions Ltd.*..............................        13,591
                                                                ------------
PAINTS/DYES/RUBBER--0.14%
   77,650   Ciba Specialty Chemicals Ltd. ....................       237,859
   23,441   Goodlass Nerolac Paints Ltd. .....................        70,134
                                                                ------------
                                                                     307,993
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
PAPER--0.05%
   74,014   Ballarpur Industries Ltd. ........................  $     99,111
   15,800   Orient Paper & Industries Ltd. ...................        10,170
                                                                ------------
                                                                     109,281
                                                                ------------
PESTICIDES/AGROCHEMICALS--1.50%
    5,750   Cyanamid Agro Ltd. ...............................        27,058
  112,211   Novartis India Ltd. ..............................     3,301,196
                                                                ------------
                                                                   3,328,254
                                                                ------------
PETROCHEMICALS--0.30%
   89,177   Castrol India Ltd. ...............................       625,571
  500,000   Sree Rayalaseema Petrochemicals Ltd.*.............        34,483
                                                                ------------
                                                                     660,054
                                                                ------------
PETROLEUM--2.37%
   76,700   Bharat Petroleum Corporation Ltd..................       692,239
  346,000   Hindustan Petroleum Corp. Ltd. ...................     1,455,586
  173,000   Hindustan Petroleum Corp. Ltd. (new shares) #.....       726,202
1,575,000   Reliance Petroleum Ltd. ..........................     2,378,793
                                                                ------------
                                                                   5,252,820
                                                                ------------
PHARMACEUTICALS--11.29%
   63,900   Aurobindo Pharmaceuticals Ltd. ...................     1,836,941
   25,000   Aurobindo Pharmaceuticals Ltd. (new shares) #.....       718,678
    6,215   Bayer India Ltd. .................................       209,267
   78,790   Burroughs Wellcome India Ltd......................     1,059,590
   33,256   Cipla Ltd. .......................................     1,062,663
   20,000   Cipla Ltd. (new shares) #.........................       617,701
   52,741   Dr. Reddys Laboratories...........................     1,748,334
   75,100   E. Merck India Ltd. ..............................     1,104,920
   24,250   Fulford India Ltd. ...............................       284,589
   59,624   German Remedies Ltd. .............................     1,255,942
   75,000   Hoechst Marion Roussel Ltd........................     1,786,638
   60,200   Knoll Pharmaceuticals Ltd. .......................       738,868
  152,655   Morepan Laboratories Ltd. ........................     2,820,608
  248,200   Orchid Chemicals & Pharmaceuticals Ltd............     2,002,717
   56,200   Pfizer Ltd........................................     1,259,655
  148,030   Pharmasia Ltd.*...................................        53,257
   36,050   Rhone Poulenc Ltd.................................     1,180,948
   94,500   Sun Pharmaceuticals Industries Ltd................     3,720,259
   55,500   Wockhart Ltd. ....................................     1,224,955
   33,750   Wyeth Lederle Ltd. ...............................       382,733
                                                                ------------
                                                                  25,069,263
                                                                ------------
PLASTICS/PIPES--0.00%
      300   Uniplas India Ltd.*...............................            32
                                                                ------------
POWER & ENERGY--0.20%
  102,298   BSES Ltd..........................................       449,171
                                                                ------------
TEA & PLANTATION--0.56%
  103,032   Tata Tea Ltd. ....................................     1,243,490
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
December 31, 1999 (unaudited)
----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------


  SHARES                                                                     VALUE
----------                                                                ------------
TELECOMMUNICATIONS & CABLE--2.16%
    82,000  Global Tele Systems Ltd.....................................  $  1,805,885
    70,000  Himachal Futuristics Ltd....................................     1,090,230
   425,790  Mahanagar Telephone Nigam Ltd...............................     1,889,137
    98,000  Repl Engineering Ltd.*......................................        14,531
                                                                          ------------
                                                                             4,799,783
                                                                          ------------
TEXTILES--1.00%
       400  Ginni Filament Ltd.*........................................            77
   244,697  Grasim Industries Ltd. .....................................     2,107,503
   153,800  Hanil Era Textiles Ltd.* #..................................         9,546
   104,900  K.G. Denim Ltd.*............................................        17,845
   446,200  Welspun India Ltd.*.........................................        92,317
                                                                          ------------
                                                                             2,227,288
                                                                          ------------
MISCELLANEOUS--0.81%
   220,746  Hindustan Zinc Ltd.*........................................        83,731
   150,500  Modiluft Ltd. ..............................................        89,262
   103,800  Navneet Publications Ltd. ..................................     1,613,076
    26,800  Skyline Nepc Ltd.* .........................................         2,033
   152,000  TamilNadu Hospitals Ltd.* #.................................            35
    50,000  Techtran Polylenses Ltd.*...................................         6,897
   400,000  Tejoomal Industries Ltd.* #.................................            92
                                                                          ------------
                                                                             1,795,126
                                                                          ------------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$104,361,948)................   238,234,777
                                                                          ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES --0.10%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                                                            VALUE
---------------------                                                                 ------------
           Rs.     26   10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each;
                          redeemable starting 1/14/01...............................  $    218,163
                  250   16.0% Rama Newsprint & Papers Ltd. of Rs. 60 each;
                          redeemable starting 1/02/00* #............................             0
                                                                                      ------------
TOTAL NON-CONVERTIBLE DEBENTURES (cost--$890,509)...................................       218,163
                                                                                      ------------
TOTAL INVESTMENTS IN INDIA (cost--$105,252,457)--107.41%............................   238,452,940
Liabilities in excess of other assets--(7.41)%......................................   (16,447,242)
                                                                                      ------------
NET ASSETS (equivalent to $22.58 per share; applicable to 9,830,611 shares outstanding)--100%................................................................  $222,005,698
                                                                                      ============

------------------------------

  GDR   --    Global Depositary Receipt
  Rs.   --    Indian Rupees
    +         Affiliated security. Deemed as such because a Director of
              the Fund or an employee of the Investment Adviser or Trustee is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued security, aggregating $21,078,728 or 9.50% of
              net assets.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1999 (unaudited)
----------------------------------------------------------------------------

ASSETS
    INVESTMENTS IN UNAFFILIATED SECURITIES, AT
     VALUE (COST--$103,092,260)...................  $230,610,803
    INVESTMENTS IN AFFILIATED SECURITIES, AT VALUE
     (COST--$2,160,197)...........................     7,842,137  $238,452,940
                                                    ------------
    CASH (INCLUDING INDIAN RUPEES WITH A COST OF
     $1,282,806 AND VALUE OF $1,273,428)..........                   2,248,501
    RECEIVABLE FOR INVESTMENTS SOLD...............                     818,031
    DIVIDENDS AND INTEREST RECEIVABLE.............                     217,585
    PREPAID EXPENSES AND OTHER ASSETS.............                     102,840
                                                                  ------------
        TOTAL ASSETS..............................                 241,839,897
                                                                  ------------

LIABILITIES
    DEFERRED INDIAN WITHHOLDING TAXES.............                  17,773,321
    PAYABLE FOR INVESTMENTS PURCHASED.............                   1,401,016
    INVESTMENT ADVISORY FEE PAYABLE...............                      95,044
    TRUST ADMINISTRATOR FEE PAYABLE...............                      48,567
    ADMINISTRATOR FEE PAYABLE.....................                      23,597
    ACCRUED EXPENSES AND OTHER LIABILITIES........                     492,654
                                                                  ------------
        TOTAL LIABILITIES.........................                  19,834,199
                                                                  ------------

NET ASSETS
    COMMON STOCK, $0.01 PAR VALUE; 9,830,611
     SHARES ISSUED AND OUTSTANDING (50,000,000
     SHARES AUTHORIZED)...........................                      98,306
    ADDITIONAL PAID-IN CAPITAL....................                 115,086,252
    UNDISTRIBUTED NET INVESTMENT INCOME...........                   1,324,926
    ACCUMULATED NET REALIZED LOSS.................                 (11,905,840)
    NET UNREALIZED APPRECIATION OF INVESTMENTS AND
     OTHER ASSETS AND LIABILITIES DENOMINATED IN
     INDIAN RUPEES (NET OF DEFERRED INDIAN
     WITHHOLDING TAX OF $14,897,836)..............                 117,402,054
                                                                  ------------
                                                                  $222,005,698
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $22.58
                                                                  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the six months ended December 31, 1999 (unaudited)
----------------------------------------------------------------------------

INVESTMENT INCOME
    DIVIDENDS FROM UNAFFILIATED SECURITIES.................................  $   665,366
    DIVIDENDS FROM AFFILIATED SECURITIES...................................        1,624
    INTEREST...............................................................       40,220  $     707,210
                                                                             -----------

EXPENSES
    ADVISORY FEES..........................................................      462,047
    CUSTODIAN AND ACCOUNTING FEES..........................................      460,365
    TRUST ADMINISTRATION FEES..............................................      251,159
    LEGAL AND AUDIT FEES...................................................      173,080
    INTEREST EXPENSE.......................................................      135,351
    ADMINISTRATION FEES....................................................      123,946
    DIRECTORS' FEES AND EXPENSES...........................................       72,575
    REPORTS TO SHAREHOLDERS................................................       53,500
    INSURANCE EXPENSE......................................................       44,899
    TRANSFER AGENT FEES....................................................       14,168
    MAURITIUS ADMINISTRATION FEES AND OTHER EXPENSES.......................        9,960
    MISCELLANEOUS..........................................................       38,781      1,839,831
                                                                             -----------  -------------
    NET INVESTMENT LOSS BEFORE TAXES.......................................                  (1,132,621)
    DEFERRED INDIAN WITHHOLDING TAX BENEFIT................................                     213,445
                                                                                          -------------
    NET INVESTMENT LOSS....................................................                    (919,176)
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    NET REALIZED GAIN ON INVESTMENTS--UNAFFILIATED SECURITIES..............    8,186,164
    NET REALIZED LOSS ON INVESTMENTS--AFFILIATED SECURITIES................     (882,101)
    DEFERRED INDIAN WITHHOLDING TAX........................................   (1,044,490)
                                                                             -----------
    NET REALIZED GAIN ON INVESTMENTS.......................................                   6,259,573
    NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS.....................                    (242,590)
    NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF:
        INVESTMENTS (NET OF CHANGE IN DEFERRED INDIAN WITHHOLDING TAX OF
        $8,730,052)........................................................                  83,683,137
        OTHER ASSETS AND LIABILITIES DENOMINATED IN INDIAN RUPEES..........                     (17,219)
                                                                                          -------------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS..........................................................                  89,682,901
                                                                                          -------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $  88,763,725
                                                                                          =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                         FOR THE
                                                        SIX MONTHS
                                                          ENDED          FOR THE YEAR
                                                    DECEMBER 31, 1999       ENDED
                                                       (UNAUDITED)      JUNE 30, 1999
                                                    ------------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    NET INVESTMENT LOSS...........................    $      (919,176)   $   (789,446)
    NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS.......................          6,016,983       5,110,428
    NET CHANGE IN UNREALIZED
      APPRECIATION/DEPRECIATION OF INVESTMENTS AND
      OTHER ASSETS AND LIABILITIES DENOMINATED IN
      INDIAN RUPEES...............................         83,665,918      34,527,062
                                                      ---------------    ------------
    TOTAL INCOME FROM INVESTMENT OPERATIONS.......         88,763,725      38,848,044
                                                      ---------------    ------------

CAPITAL SHARE TRANSACTIONS
    CAPITAL CONTRIBUTIONS FROM INVESTMENT
      ADVISER.....................................         --                 437,275
                                                      ---------------    ------------
NET INCREASE IN NET ASSETS........................         88,763,725      39,285,319

NET ASSETS
    BEGINNING OF PERIOD...........................        133,241,973      93,956,654
                                                      ---------------    ------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET
      INVESTMENT INCOME OF $1,324,926 AND
      $2,244,102, RESPECTIVELY)...................    $   222,005,698    $133,241,973
                                                      ===============    ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1999 (unaudited)
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund established a branch (the "Mauritius Branch") in the Republic of Mauritius. The Fund is in the process of transferring the units held in the Trust to the Mauritius Branch.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in-capital.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, wholly-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. Two officers of the Mauritius Administrator are also directors of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $133,200,483 was composed of gross appreciation of $143,736,929 for those investments having an excess of value over cost and gross depreciation of $10,536,446 for those investments having an excess of cost over value.

For the six months ended December 31, 1999, aggregate purchases and sales of portfolio securities, excluding short term securities, were $25,359,913 and $30,003,057, respectively.

At December 31, 1999, the Fund owned securities valued at approximately $1,285,354 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

NOTE 4  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $108,149 for the six months ended December 31, 1999 for legal services to a law firm of which the Fund's assistant secretary is a partner.

For the six months ended December 31, 1999, the Fund paid approximately $9,257, $3,387, $2,656, $861, $607 and $359 in brokerage commissions to UTI Securities Exchange Ltd., IDBI Capital Markets, ICICI Brokerage, ABN Amro Asia Equities, DSP Merrill Lynch and Investment India Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At June 30, 1999, the Fund had a capital loss carryforward of $13,134,959 ($1,424,381 of which expires at the end of fiscal year 2005, $11,710,578 of which expires at the end of fiscal year 2006) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. However, remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to a 10% Indian withholding tax. The Fund accrues for such withholding taxes on the net investment income and net realized and unrealized gains derived in India. At December 31, 1999, $17,773,321 in aggregate net deferred Indian withholding taxes payable were accrued by the Fund. With certain limitations, U.S. shareholders will be able to credit such withholding taxes against their U.S. federal income tax liabilities on foreign source income in the year when such tax is actually paid by the Fund if so elected by the Fund. Should the Fund require funds from the Trust in excess of the net investment income or net

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------
realized gains earned by the Trust, the Fund would have to redeem units representing interest in the Trust. Gains, if any, realized upon redemption of units representing the Fund's interest in the Trust described above would be subject to 10% withholding tax.

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (units of the Trust).

The Fund will be liable for tax in Mauritius at a fixed rate of 15% on dividends, if any, received by it from the Trust in India. It will, however, be entitled to a tax credit equivalent to 90% of the Mauritius tax which will result in an effective tax rate of 1.5%. There is no capital gains tax in Mauritius. However, income taxes may be payable on gains from the sale of securities or redemption of units of the Trust where such sales or redemptions are deemed by Mauritian authorities to be trading activities. For the six months ended December 31, 1999, no provision for Mauritius taxes is considered necessary as a result of a net investment loss incurred by the Fund.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE 7  CAPITAL STOCK

There were no transactions in shares of common stock for the six months ended December 31, 1999 or for the year ended June 30, 1999.

NOTE 8  CREDIT FACILITY

On March 22, 1999, the Fund entered into a credit facility (the "Credit Facility") of Indian Rupees 210,000,000 ($4,827,586) from UTI Bank Ltd. ("UTI Bank"), an affiliate of the Investment Adviser, for a period of one year at an interest rate of 16.32% per annum.

On April 6, 1999, the Credit Facility was increased to Indian Rupees 310,000,000 ($7,126,437). During the period ended December 31, 1999 the maximum and average amount of the loan outstanding under the Credit Facility during the borrowing period was approximately $7,118,107 and approximately $2,672,553, respectively. During the six months ended December 31, 1999, the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
----------------------------------------------------------------------

Fund incurred $135,351 in interest expense under the Credit Facility. At December 31, 1999, the Fund did not have an outstanding loan balance to UTI Bank under the Credit Facility.

NOTE 9  CONCENTRATION OF RISK

At December 31, 1999, all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                 FOR THE
                                            SIX MONTHS ENDED                     FOR THE YEARS ENDED JUNE 30,
                                            DECEMBER 31, 1999     -----------------------------------------------------------
                                               (UNAUDITED)         1999        1998         1997         1996         1995
                                           -------------------     ----        ----         ----         ----         ----
Net asset value, beginning of period....          $13.55            $9.56       $12.52       $13.67       $15.86       $21.87
                                                --------          -------    ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) before
  tax...................................           (0.12)           (0.11)       (0.07)       (0.05)        0.11 *      (0.09)
Net deferred Indian withholding
  (tax)/tax benefit on net investment
  income (loss).........................            0.02             0.03         0.02         0.02        (0.01)*       0.01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................           10.12             4.51        (3.06)       (1.16)       (1.47)*      (5.59)
Deferred Indian withholding (tax)/tax
  benefit on net realized and unrealized
  gain (loss) on investments............           (0.99)           (0.48)        0.15         0.12         0.03 *       0.54
                                                --------          -------    ---------    ---------    ---------    ---------
Total income (loss) from investment
  operations............................            9.03             3.95        (2.96)       (1.07)       (1.34)       (5.13)
                                                --------          -------    ---------    ---------    ---------    ---------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income..............        --                  --          --            (0.08)      --           --
From net realized gain on investments...        --                  --          --           --           --            (0.92)
In excess of net realized gain on
  investments...........................        --                  --          --           --            (0.35)      --
                                                --------          -------    ---------    ---------    ---------    ---------
Total dividends and distributions to
  shareholders..........................        --                  --          --            (0.08)       (0.35)       (0.92)
                                                --------          -------    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS
Capital contibutions from Investment
  Adviser...............................        --                   0.04       --           --           --           --
Dilutive effect of rights offering......        --                  --          --           --            (0.37)      --
Offering costs charged and adjustments
  to additional paid-in capital.........        --                  --          --           --            (0.13)        0.04
                                                --------          -------    ---------    ---------    ---------    ---------
Total capital share transactions........        --                  --          --           --            (0.50)        0.04
                                                --------          -------    ---------    ---------    ---------    ---------
Net asset value, end of period..........          $22.58           $13.55        $9.56       $12.52       $13.67       $15.86
                                                ========          =======    =========    =========    =========    =========
Market value, end of period.............          $15.25            $9.56        $7.25       $13.38       $14.63       $18.38
                                                ========          =======    =========    =========    =========    =========
TOTAL INVESTMENT RETURN (a).............           59.48%           31.90%      (45.79)%      (7.98)%     (15.88)%      (9.42)%
                                                ========          =======    =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)..............................        $222,006          $133,242     $93,957     $123,086     $134,329     $111,255
Ratio of expenses, excluding (tax)/tax
  benefit, to average net assets (c)....            2.21%(b)         2.51%        2.32%        2.37%        2.17%        1.99%
Ratio of expenses, including (tax)/tax
  benefit, to average net assets (d)....            1.95%(b)         2.21%        1.87%        2.23%        2.24%        1.94%
Ratio of net investment income (loss) to
  average net assets....................           (1.10)%(b)       (0.70)%      (0.18)%      (0.26)%       0.72%       (0.40)%
Portfolio turnover......................              14%              30%          23%          31%          10%          15%

----------------------------------
  *  Based on average shares outstanding.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for a period of less than one year is not annualized.
 (b) Annualized.
 (c) Includes interest expense of $135,351 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the six months ended December 31, 1999 and the year ended June 30, 1999, respectively.
 (d) Includes interest expense net of deferred Indian withholding tax benefit of $121,816 (or 0.07% of average net assets) and $138,277 (or 0.12% of average net assets), for the six months ended December 31, 1999 and the year ended June 30, 1999, repectively.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasb01.vsn1.net.in
ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (212) 713-2848
Fax Number (212) 713-4058
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India
SHAREHOLDER SERVICING AGENT
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India
DIRECTORS
Pierre Dinan
Uday Kumar Gujadhur
G.P. Gupta
Thomas L. Hansberger
Ishaat Hussain (appointed January 24, 2000)
N.R. Narayana Murthy
Peter J. Pearson
Christopher Reeves
P.S. Subramanyam
Antoine W. Van Agtmael
OFFICERS
P.S. Subramanyam, CHAIRMAN OF THE BOARD & PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. IT IS NOT A PROSPECTUS, CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   SEMI-ANNUAL REPORT
   DECEMBER 31, 1999